FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Financial income:
Interest income	$ 2,341	$ 1,880	$ 1,045
Amortization/accretion of premium/discount on marketable securities, net	732	0	0
Realized Gain (Loss), Foreign Currency Transaction, before Tax	214	292	0
Financial expenses:
Exchange rate differences and other	0	0	630
institutions interest Expenses	72	0	0
Amortization/accretion of premium/discount on marketable securities, net	0	38	76
Financial and other expenses, total	$ 3,215	$ 2,134	$ 339